   UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  July 20, 2012

BLUE CALYPSO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                   000-53981                                                            20-8610073

                  (Commission File Number)                              (IRS Employer Identification No.)

 19111 North Dallas Parkway, Suite 200

Dallas, TX                                                                                  75287

       (Address of Principal Executive Offices)                                                        (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

On July 20, 2012, Blue Calypso, Inc. (the “Company”) posted an investor presentation and corporate background on its investor relations website. Certain executive officers of the Company will also be using the investor presentation and corporate background in connection with meetings with investors and financial analysts beginning on July 20, 2012. Copies of the investor presentation and corporate background are attached hereto as Exhibit 99.1 and 99.2, respectively. The information included in such exhibits is being furnished pursuant to this Item 7.01, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933, as amended.

This Current Report on Form 8-K (including the exhibits attached hereto) contains forward looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include all statements that are not historical facts and include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities and the effects of competition.  You can identify these statements by the use of forward-looking terminology, such as the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “may” or “might” or other similar expressions.

Forward-looking statements involve significant risks, uncertainties and assumptions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements. We do not intend to update forward-looking statements after we distribute this document, even if new information becomes available or other events occur in the future unless required to do so by applicable law. You should understand that many important factors, in addition to those discussed in the Company’s reports filed with the Securities and Exchange Commission, could cause our results to differ materially from those expressed or suggested in forward-looking statements.

Item 9.01        Financial Statements and Exhibits.

99.1                 Blue Calypso, Inc. Investor Presentation

99.2                 Blue Calypso Corporate Background

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  July 20, 2012                                                    By:   /s/ David Polster

                                                                                           David Polster

                                                                                           Chief Financial Officer